                                  EXHIBIT 10.28
                                  -------------

                          FIFTH AMENDMENT AND AGREEMENT
                                       TO
                AMENDED AND RESTATED COLLATERAL SHARING AGREEMENT

         FIFTH AMENDMENT AND AGREEMENT TO AMENDED AND RESTATED COLLATERAL SHARING AGREEMENT dated as of JANUARY 31, 2002 by and among ABN AMRO BANK N.V., NEW YORK BRANCH ("ABN"); FLEET PRECIOUS METALS INC. ("FPM"); CREDIT SUISSE FIRST BOSTON INTERNATIONAL ("Credit Suisse"); MITSUI & CO., PRECIOUS METALS INC. ("Mitusi"); COMMERZBANK INTERNATIONAL S.A. ("Commerzbank"); and SOVEREIGN PRECIOUS METALS, LLC ("Sovereign") (each a "Consignor" and collectively, the "Consignors"); and FLEET PRECIOUS METALS INC., in its capacity as agent for itself and the other Consignors (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Consignors (other than Sovereign) are parties to a certain Amended and Restated Collateral Sharing Agreement dated as of August 20, 1993 (hereinafter, as amended from time to time, the "Collateral Sharing Agreement"), pursuant to which the Consignors decided among themselves the parity of their security interest in the Collateral (as defined in the Collateral Sharing Agreement) of MICHAEL ANTHONY JEWELERS, INC. ("Debtor") and MA BRANDS, INC. and provided for the enforcement of such security interest therein; and

         WHEREAS, Debtor and Sovereign desire to add Sovereign as a "Consignor" pursuant to the terms of the Collateral Sharing Agreement as Sovereign has entered into a Consignment Agreement dated as of January 31, 2002
(hereinafter, as amended or modified from time to time, the "Sovereign Agreement") with Debtor; and

         WHEREAS, Sovereign is willing to assume all obligations and liabilities under the Collateral Sharing Agreement as a Consignor thereunder and to comply with the covenants and terms of such Collateral Sharing Agreement and any documents executed by the Consignors in connection with the Collateral Sharing Agreement; and

         NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Collateral Sharing Agreement.

         3. Sovereign is hereby added as a party to the Collateral Sharing Agreement, with Sovereign to be included as a Consignor pursuant to the terms of the Collateral Sharing Agreement.

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         4. The Collateral Sharing Agreement is hereby amended so that the terms
"Consignor" and "Consignors" as used therein and herein shall include, from and after the date hereof, Sovereign and Sovereign shall be entitled to all of the rights and benefits as a Consignor thereunder and hereby assumes full liability for the performance and observance of all and singular of the covenants, agreements and conditions of the Collateral Sharing Agreement which are to be performed by the Consignors thereunder. In view of the execution of this Fifth Amendment to the Amended and Restated Collateral Sharing Agreement which, inter alia, adds Sovereign as a "Consignor" under the Collateral Sharing Agreement, the provisions of Section 8 of the Collateral Sharing Agreement which permit a consignor to be added to the Collateral Sharing Agreement by letter agreement are waived.

         5. All necessary, conforming changes to the Collateral Sharing Agreement occasioned by reason of this Fifth Amendment are hereby deemed to be made.

         6. This Fifth Amendment shall be binding upon the parties and their respective successors and assigns.

         7. Each of the Consignors acknowledge and agree that, except as expressly provided herein, the terms and provisions of the Collateral Sharing Agreement remain unchanged and the Collateral Sharing Agreement remains in full force and effect in accordance with its terms. The terms "Agreement" as used in the Collateral Sharing Agreement and all references to the Collateral Sharing Agreement in any other documents or agreements by and between any of the parties hereto which related to Debtor shall refer, from and after the date hereof, to the Collateral Sharing Agreement as previously amended and as amended and supplemented by this Fifth Amendment.

         8. This Fifth Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         9. This Fifth Amendment may be executed with one or more counterparts hereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.




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         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their duly authorized officers as of the date first above written.

                                    ABN AMRO BANK N.V., NEW YORK BRANCH, as
Consignor


                                    By /s/:  Jeffrey Sarfaty
                                      ------------------------------------------
                                    Title  V.P.
                                           -------------------------------------


                                    By Ned Kopelson
                                      ------------------------------------------
                                    Title  VP
                                           -------------------------------------
                                    Address:     680 Fifth Avenue - 6th Floor
                                                 New York, NY 10019
                                    Attention:   Jeffrey Sarfaty
                                    Telecopier:  (212) 649-5149

                                    FLEET PRECIOUS METALS INC., as Agent and as
Consignor


                                    By /s/:  A. J. Capuano
                                      ------------------------------------------
                                    Title  SVP
                                           -------------------------------------


                                    By /s/:  Louis P. Massa
                                      ------------------------------------------
                                    Title Vice President
                                           -------------------------------------
                                    Address:     111 Westminster Street
                                                 Providence, RI 02903
                                    Attention:   Louis Massa
                                    Telecopier:  (401) 278-3077

                                    CREDIT SUISSE FIRST BOSTON INTERNATIONAL


                                    By
                                      ------------------------------------------
                                    Title
                                           -------------------------------------

                                    By
                                      ------------------------------------------
                                    Title
                                           -------------------------------------
                                    Address:  One Cabot Square
                                    London E14 4QJ, England
                                    Attn:  (1) Head of Credit Risk Management,
                                    (2) Managing Director - Operations
                                    Department, and (3) Managing Director -
                                    Legal Department
                                    Telecopier:   +44(20) 7 888 1600

                                    MITSUI & CO., PRECIOUS METALS INC.


                                    By
                                      ------------------------------------------
                                    Title
                                           -------------------------------------
                                    Address:      200 Park Avenue
                                                  New York, NY 10166
                                    Attention:    Steve Scacalossi
                                    Telecopier:   (212) 878-4122

                                    COMMERZBANK INTERNATIONAL S.A.


                                    By /s/:  Jeremy East   /s/: Manfred Jahns
                                      ------------------------------------------
                                    Title  Vice President      Vice President
                                           -------------------------------------
                                    Address:


                                    Attention:
                                    Telecopier:

                                    SOVEREIGN PRECIOUS METALS, LLC

                                    By /s/:  Irene A. Ogarek
                                      ------------------------------------------
                                    Title  Vice President
                                           -------------------------------------
                                    Address:      RI1 WST BW-01
                                                  15 Westminster Street
                                                  Providence, Rhode Island 02904
                                    Attention:    Irene Ogarek
                                    Telecopier:   (401) 752-1438


                                      -32-
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Consented and agreed to:
MICHAEL ANTHONY JEWELERS, INC.


By /s/: Michael A. Paolercio
  --------------------------
Title Sr. VP and Treasurer
      ----------------------

MA BRANDS, INC.


By /s/:  Michael A. Paolercio
    -------------------------
Title Asst. Treasurer
      ----------------------





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